UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2024
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Frontier Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40304	46-3681866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4545 Airport Way
Denver, CO 80239
(720) 374-4550
(Address of principal executive offices, including zip code, and Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 24, 2024, the Board of Directors (the “Board”) of Frontier Group Holdings, Inc. (the “Company”) approved and adopted an amendment and restatement of Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective as of such date. Among other matters, the amendments effected by the Amended and Restated Bylaws: (i) make certain changes to reflect the Company’s loss of controlled company status, including by clarifying procedures for calling special meetings, eliminating stockholder action by written consent without a meeting, eliminating stockholders’ ability to remove directors without cause, and clarifying voting thresholds to amend the Amended and Restated Bylaws; (ii) revise disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including eliminating certain disclosures for proposing and nominating stockholders, such as certain information regarding persons related to such stockholders and relationships or interests with competitors of the Company; (iii) remove the disclosure requirement pertaining to individuals acting in concert with a proposing stockholder; (iv) clarify procedural requirements for stockholder proxy solicitations; (v) clarify certain provisions regarding the provision of timely notice for stockholder nominations; (vi) clarify certain provisions regarding the determination of whether business or nominations are properly brought before a stockholder meeting; and (vii) make other administrative, modernizing, clarifying, and conforming changes.

The foregoing description is a summary and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Frontier Group Holdings, Inc.
104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

Date: July 25, 2024	By:	/s/ Howard M. Diamond
Howard M. Diamond
Executive Vice President, Legal and Corporate Affairs